Exhibit 99.2

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Weiru Fang (admitted pro hac vice)

Ameneh Bordi (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	weiru.fang@sidley.com
abordi@sidley.com

Attorneys for the Debtors and

Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

EBIX, INC., et al.[1]	Case No. 23-80004 (SWE)

Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

JULY 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, and the allocation of the purchase price consideration for the North America life & annuity assets between various debtor entities, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. Pending completion of these items, the related purchase price consideration, as adjusted for certain purchase price adjustments, is presented within postpetition payables in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North

2

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American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed May 2024 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

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8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11.	Bank Accounts: Bank accounts were established both pre-filing and post-filing in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information.

14.

Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has not passed as of the filing of this MOR.

15.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors.

16.

Escrow Amounts Received: In accordance with the Second Amended Plan Support Agreement, dated July 22, 2024, by and between the consortium of Eraaya Lifespaces Limited, Vikas Lifecare Limited and Vitasta Software India Private Limited and/or one or more of their designees, in their capacity collectively as stalking horse plan sponsor, and the Debtors, the Deposit, Additional Amounts, and Extended Emergence Funding (each as defined therein) amount have been placed into the Deposit Escrow Account (as defined therein). In accordance with the Order (I) Approving Bid Procedures for Non-L&A Assets, Equity, and Plan Sponsorship Rights and Authorizing the Sale Transactions; (II)

4

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Approving Notices in Connection with the Transactions; and (III) Granting Related Relief [Docket No. 514] (the “Bid Procedures Order”), the “Good Faith Deposit” (as defined in the Bid Procedures Order) from each of Fortium Investments Inc. and Aurionpro Solutions Limited are held in escrow in accordance with the Bid Procedures Order.

17.

Post-petition Estimated Tax Payments: The Debtors have timely submitted postpetition tax returns or received extensions of time for such filings as of the end of the reporting period. It is intended that the Debtors or Post-Effective Date Debtors (as defined in the Plan [Docket No. 847-2]), as applicable, will file and pay all applicable postpetition taxes when due. In particular, the Plan Sponsor has specifically agreed that the Post-Effective Date Debtors will satisfy any tax liabilities arising from the sale of the Debtors’ L&A Assets, if any.

18.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

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UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

         DALLAS

In Re. Ebix US, LLC	§	Case No.	23-80003
§
	§	Lead Case No.	23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	07/31/2024	Petition Date:	12/17/2023

Months Pending: 8	Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐ Statement of cash receipts and disbursements
☐ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐ Statement of operations (profit or loss statement)
☐ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☐ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

08/21/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Ebix US, LLC	Case No. 23-80003

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$0

b. Total receipts (net of transfers between accounts)	$0	$0

c. Total disbursements (net of transfers between accounts)	$0	$0

d. Cash balance end of month (a+b-c)	$0

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0

b. Accounts receivable over 90 days outstanding (net of allowance)	$0

c. Inventory (Book Market Other (attach explanation))	$0

d Total current assets	$0

e. Total assets	$0

f. Postpetition payables (excluding taxes)	$0

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$0

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$0

k. Prepetition secured debt	$0

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$0

n. Total liabilities (debt) (j+k+l+m)	$0

o. Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0

b. Cost of goods sold (inclusive of depreciation, if applicable)	$0

c. Gross profit (a-b)	$0

d. Selling expenses	$0

e. General and administrative expenses	$0

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$0

h. Interest	$0

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$0

k. Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Ebix US, LLC	Case No. 23-80003

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
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ix
x
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Debtor’s Name Ebix US, LLC	Case No. 23-80003

xxxvii
xxxviii
xxxix
xl
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xliii
xliv
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xlix
l
li
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Debtor’s Name Ebix US, LLC	Case No. 23-80003

lxxix
lxxx
lxxxi
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lxxxiii
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lxxxvii
lxxxviii
lxxxix
xc
xci
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xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

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Debtor’s Name Ebix US, LLC	Case No. 23-80003

xv
xvi
xvii
xviii
xix
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xxi
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xxv
xxvi
xxvii
xxviii
xxix
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xxxix
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xliii
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Debtor’s Name Ebix US, LLC	Case No. 23-80003

lvii
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lxxxvii
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lxxxix
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Debtor’s Name Ebix US, LLC	Case No. 23-80003

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
	c. Were any payments made to or on behalf of insiders?	Yes	No
	d. Are you current on postpetition tax return filings?	Yes	No
	e. Are you current on postpetition estimated tax payments?	Yes	No
	f. Were all trust fund taxes remitted on a current basis?	Yes	No
	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
	h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No N/A
i. Do you have:	Worker’s compensation insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	Casualty/property insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	General liability insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)

	j. Has a plan of reorganization been filed with the court?	Yes	No
	k. Has a disclosure statement been filed with the court?	Yes	No
	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

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Debtor’s Name Ebix US, LLC	Case No. 23-80003

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	08/21/2024
Title	Date

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Debtor’s Name Ebix US, LLC	Case No. 23-80003

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Debtor’s Name Ebix US, LLC	Case No. 23-80003

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Debtor’s Name Ebix US, LLC	Case No. 23-80003

UST Form 11-MOR (12/01/2021)	12